UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Discontinued Operations

Federal-Mogul Corporation (the “Company”) is filing this Current Report on Form 8-K to present retrospectively revised historical consolidated financial statements and other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). This information presents its interests in Federal-Mogul Sintertech SAS (“F-M Sintertech”), its connecting rod business (“Connecting Rod”), its camshaft casting business (“Camshaft Casting”) and its fuel pump business (“Fuel Pump”) on a retrospective basis for the years ended December 31, 2012, 2011 and 2010. The information contained in this Current Report on Form 8-K does not amend or otherwise restate any portion of the 2012 Form 10-K.

As previously reported, during the first quarter of 2013, two indirect subsidiaries of the Company, Federal Mogul SAS, a French company and Federal Mogul Luxembourg SARL, a Luxembourg company, completed the sale of their respective share capital interests in F-M Sintertech. F-M Sintertech manufactures various sintered metal parts for the automotive, transportation and filtration industries.

As also previously reported, during the second quarter of 2013, Federal-Mogul Canada Limited, a subsidiary of the Company, entered into a definitive agreement to sell its connecting rod business and sole connecting rod machining plant located in Windsor, Ontario, and three additional subsidiaries, Federal-Mogul Limited, Federal-Mogul Camshaft Castings Limited and Federal-Mogul Sintered Products Limited, entered into a definitive agreement to sell their camshaft casting business and only camshaft foundry, located in Lydney, United Kingdom.

During the third quarter of 2013, the Company, entered into a definitive agreement to sell its fuel pump business, which included an aftermarket business component and a manufacturing and research and development facility located in the United States. In accordance with the authoritative accounting guidance, beginning in the third quarter of 2013, operations relating to Fuel Pump were reported as discontinued operations in the Company’s consolidated financial statements. Accordingly, the Company has recast certain information in the 2012 Form 10-K to reflect operations relating to F-M Sintertech, Connecting Rod, Camshaft Casting and Fuel Pump as discontinued operations.

The change in presentation due to the discontinued operations described above affects only the following items of the 2012 Form 10-K, which are attached hereto in Exhibit 99.1:

•	Part I, Item 1 – Business

•	Part I, Item 1A – Risk Factors

•	Part I, Item 2 – Properties

•	Part II, Item 6 – Selected Financial Data

•	Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A – Quantitative and Qualitative Disclosures about Market Risk

•	Part II, Item 8 – Consolidated Financial Statements and Supplemental Information

•	Schedule II – Valuation and Qualifying Accounts

Other than the items listed above, and revision of the definition of Operational EBITDA to conform for consistency to the current definition adopted in third quarter of 2013, the Company is not otherwise updating any other portion of the 2012 Form 10-K. Unaffected items of the 2012 Form 10-K have not been repeated in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in the Company’s other filings with the Securities and Exchange Commission (the “SEC”) from time to time. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K (except for Items 1, 1A, 2, 6, 7, 7A, 8 and Schedule II), and the Company’s other filings with the SEC.

In addition, the Company has attached as Exhibit 12.1 hereto a revised computation of ratio of earnings to fixed charges to reflect operations relating to F-M Sintertech, Connecting Rod, Camshaft Casting and Fuel Pump as discontinued operations.

Other Information

On October 29, 2013, the Company repaid $250 million of outstanding indebtedness under its tranche B term loan using available cash.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements filed herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)
Date: November 1, 2013

/s/ Jerome Roquet
	By:	Jerome Roquet
Vice President, Controller, Chief Accounting
Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements filed herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).